Exhibit 99.4
Bear Stearns Series 2004-HE8
Aggregate Statement of Principal and Interest Distributions to
Certificateholders
for January 1, 2004 to December 31, 2004
Ending Principal
Class
Principal
Interest
Balance
R-I
0.00
0.00
0.00
A
22,033,383.46
1,506,758.89
243,702,616.54
M-1
0.00
131,003.83
20,274,000.00
M-2
0.00
137,332.91
17,593,000.00
M-3
0.00
41,690.67
5,026,000.00
M-4
0.00
42,925.26
4,691,000.00
M-5
0.00
39,867.64
4,189,000.00
M-6
0.00
38,243.89
2,848,000.00
M-7A
0.00
39,278.14
2,681,000.00
M-7B
0.00
39,278.14
2,681,000.00
R-II
0.00
0.00
0.00
CE
0.00
3,602,594.37
9,383,108.21
R-III
0.00
0.00
0.00
P
0.00
348,585.24
100.00
R-X
0.00
0.00
0.00